                                                                   EXHIBIT 99(s)

                                POWER OF ATTORNEY



         We, the undersigned officers and Trustees of Senior Debt Portfolio, a New York trust, do hereby severally constitute and appoint Alan R. Dynner, James
B. Hawkes and Eric G. Woodbury, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacities indicated below, any and all amendments (including post-effective amendments) to the Registration Statement on Form N-2 filed by EV Classic Senior Floating-Rate Fund with the Securities and Exchange Commission in respect of shares of beneficial interest and other documents and papers relating thereto.

         IN WITNESS WHEREOF we have hereunto set our hands, in Hamilton, Bermuda, on the dates set opposite our respective signatures.


           Signature                                Title                                    Date
           ---------                                -----                                    ----
                                            President, Principal
                                            Executive Officer and
/s/ James B. Hawkes                         Trustee                                     February 14, 1997
-----------------------------------
James B. Hawkes

                                             Treasurer and Principal
                                             Financial and
/s/ James L. O'Connor                        Accounting Officer                         February 14, 1997
----------------------------------
James L. O'Connor


/s/ Donald R. Dwight                        Trustee                                     February 14, 1997
----------------------------------
Donald R. Dwight


/s/ M. Dozier Gardner                       Trustee                                     February 14, 1997
----------------------------------
M. Dozier Gardner


/s/ Samuel L. Hayes, III                    Trustee                                     February 14, 1997
-----------------------------------
Samuel L. Hayes, III


-----------------------------------         Trustee
Norton H. Reamer


/s/ John L. Thorndike                       Trustee                                     February 14, 1997
-----------------------------------
John L. Thorndike


/s/ Jack L. Treynor                         Trustee                                     February 14, 1997
-----------------------------------
Jack L. Treynor

                                POWER OF ATTORNEY

         We, the undersigned officers and Trustees of Senior Debt Portfolio, a New York trust, do hereby severally constitute and appoint Alan R. Dynner, James
B. Hawkes and Eric G. Woodbury, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacities indicated below, any and all amendments (including post-effective amendments) to the Registration Statement on Form N-2 filed by EV Classic Senior Floating-Rate Fund with the Securities and Exchange Commission in respect of shares of beneficial interest and other documents and papers relating thereto.

         IN WITNESS WHEREOF we have hereunto set our hands, in Hamilton, Bermuda, on the dates set opposite our respective signatures.

           Signature                                Title                                   Date
           ---------                                -----                                   ----
                                            President, Principal
                                            Executive Officer and
----------------------------                Trustee
James B. Hawkes

                                            Treasurer and Principal
                                            Financial and
----------------------------                Accounting Officer
James L. O'Connor


----------------------------                Trustee
Donald R. Dwight


----------------------------                Trustee
M. Dozier Gardner


----------------------------                Trustee
Samuel L. Hayes, III

/s/ Norton H. Reamer*                       Trustee                                     April 23, 1997
----------------------------
Norton H. Reamer


----------------------------                Trustee
John L. Thorndike


----------------------------                Trustee
Jack L. Treynor

*Executed in Frankfurt, Germany